UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2021
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street
Syracuse,	New York		13203
(Address of principal executive office)			(Zip Code)

Registrant’s telephone number, including area code:		(315)	424-0513

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 30, 2021, Carrols Restaurant Group, Inc. (the "Company") entered into the Eighth Amendment to Credit Agreement (the "Eighth Amendment") among the Company, as borrower, certain subsidiaries of the Company (collectively, the "Guarantors"), as guarantors, Wells Fargo Bank, National Association (the "Administrative Agent"), as administrative agent, and the lenders party thereto as further described in "Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant" which is incorporated by reference in this Item 1.01.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The Eighth Amendment amends the Credit Agreement dated as of April 30, 2019 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto (as previously amended by the First Amendment to Credit Agreement dated as of December 13, 2019 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto, the Second Amendment to Credit Agreement dated as of March 25, 2020 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto, the Third Amendment to Credit Agreement dated as of April 8, 2020 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto, the Fourth Amendment to Credit Agreement dated as of April 16, 2020 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto, the Fifth Amendment to Credit Agreement dated as of June 23, 2020 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto, the Sixth Amendment to Credit Agreement dated as of April 6, 2021 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto, and the Seventh Amendment to Credit Agreement dated as of June 28, 2021 among the Company, the Guarantors, the Administrative Agent and the lenders party thereto, as further amended from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement.

The Eighth Amendment increased the aggregate maximum commitments available for revolving credit borrowings under the revolving credit facility by $40,000,000 to a total of $215,000,000.

As of September 29, 2021, there were $47.1 million in revolving credit borrowings outstanding and $9.0 million of letters of credit were issued under our revolving credit facility.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1
Form of Eighth Amendment to Credit Agreement dated as of September 30, 2021 among Carrols Restaurant Group, Inc., certain subsidiaries party thereto, Wells Fargo Bank, National Association and the lenders party thereto

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2021

CARROLS RESTAURANT GROUP, INC.

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Vice President, Chief Financial Officer and Treasurer